SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 2002


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-10787                95-4097995
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for VCA Antech, Inc. for its second quarter ended June 30, 2002 as presented in the press release of July 25, 2002.

     Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial guidance for VCA Antech, Inc. relating to fiscal year 2002 as presented in the press release of July 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated July 25, 2002, containing financial information for VCA Antech, Inc. for its second quarter ended June 30, 2002.

     99.2 Press release dated July 25, 2002, containing financial guidance for VCA Antech, Inc. relating to fiscal year 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 25, 2002                               VCA Antech, Inc.



                                            /S/ TOMAS FULLER
                                            -----------------------------------
                                            By: Tomas Fuller
                                            Its: Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

99.1    Press Release dated July 25, 2002.
99.2    Press Release dated July 25, 2002.
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